                                                                   EXHIBIT 10.36
                                                CONFIDENTIAL TREATMENT REQUESTED



                                                ----------------------------
                                                ### This portion has been
                                                omitted and filed separately
                                                pursuant to a request of
                                                confidential treatment.
                                                ----------------------------


                                 GEOWORKS - NEC
                          TECHNOLOGY LICENSE AGREEMENT

This Agreement is effective as of April 26, 1996 (the "Effective Date"), by and between GEOWORKS, a California corporation ("GEOWORKS"), and NEC Corporation, a Japanese corporation ("NEC").

                                    RECITALS
A. NEC is a developer, manufacturer, and distributor of computer, communication and consumer electronics equipment.

B. GEOWORKS is a developer, manufacturer, distributor, and publisher of computer software technologies.

C. GEOWORKS and NEC desire that GEOWORKS grant to NEC the right to embed certain GEOWORKS technologies in a new portable computing and communication device to be developed by NEC, code-named #####.

                                   AGREEMENT

1.       DEFINITIONS

         1.1     "PARTY" and "PARTIES" refer to GEOWORKS and/or NEC.

         1.2 "LICENSEE" means, collectively, (i) NEC and (ii) any corporation, company or other entity at least fifty percent (50%) of whose outstanding shares or securities or ownership interests (representing the right to vote for the election of directors or other managing authorities) are owned or controlled by NEC, but such corporation, company or other entity shall be deemed to be "Licensee" only so long as such ownership or control exists.

         1.3 "LICENSED TECHNOLOGY" means the GEOS(R) operating system software and GEOS-based application software, described in Exhibit A, including but not limited to, the Licensed Technology modified to the Product Specification for the ##### Product .

         1.4 "PRODUCT MATERIALS" means the documentation described in Exhibit A.

         1.5 "TOOLS" means the software development tools described in Exhibit A.

         1.6 "UPDATE" means a modification to the Licensed Technology which incorporates corrections of Errors and/or provides functional or performance improvements. Updates include any update, supplement, version up and upgrade of the Licensed Technology.

         1.7     #####

         1.8 "GEOWORKS PROMOTIONAL MATERIALS" means the GEOWORKS promotional materials described in Section 8.6 (GEOWORKS Promotional Materials Packed with the Licensee Product).

         1.9 "EMBEDDED LICENSED TECHNOLOGY" means the Licensed Technology, in Object Code form only, reproduced in solid state media (e.g., Read Only Memory (ROM), Programmable Read Only Memory
                 (PROM) or Flash Memory) and physically integrated into the Product and distributed with the Product as a single physical and commercial unit. "Embedded Licensed Technology" may also include the Licensed Technology, in Object Code form only, reproduced on removable media (e.g., HDD units that fit in type III PCMCIA slots), provided that such media are sold with the Product as a single commercial unit and are never sold separately.

         1.10 "ERROR" means (i) a failure of the Licensed Technology, as delivered to NEC by GEOWORKS, to operate in the Product in the manner described in the Product Specification, or (ii) any of the errors or problems described in Section 13.3
                 (Classification); #####

         1.11 "PRODUCT" or "Products" means any and all ##### devices capable of #####, including, but not limited to, the "##### Product" as defined in Exhibit B ("##### Product"). Product will include units bearing Licensee's label ("LICENSEE LABELED PRODUCTS") and units bearing the label of Licensee's Private Label customers ("PRIVATE LABELED PRODUCTS").

         1.12 "PRODUCT SPECIFICATION" means a description of the characteristics, functionality and the specification of the ##### Product ("##### PRODUCT SPECIFICATION"), and that of the Licensed Technology ("LICENSED TECHNOLOGY SPECIFICATION"), as set forth in Exhibit B. #####

         1.13 "PRODUCT SHIPMENT" means a shipment of a unit of Product embedding the Licensed Technology from a factory or warehouse of a Licensee which manufactured or have manufactured the Product to another party. #####

         1.14 "OBJECT CODE." The computer programming code for the Licensed Technology





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
                 in machine readable form.

         1.15 "SOURCE CODE." The computer programming code for Licensed Technology in human readable form, including internal programmer documentation and commentary regarding the structure and operation of the code.

2.        FORM OF AGREEMENT

  2.1     EXHIBITS

              This Agreement has the following Exhibits which form an integral part hereof:

                 Exhibit A        Identification of the Licensed Technology.
                                  This Exhibit is a description of all Licensed
                                  Technology licensed to Licensee under this Agreement.

                 Exhibit B        The NEC ##### Project.  This Exhibit includes
                                  a description of the ##### Product, the
                                  Product Specification, a timetable for
                                  development, and other terms.

                 Exhibit C        Addresses for Notices

                 Exhibit D        GEOWORKS Trademarks, Logos and Proprietary
                                  Markings

                 Exhibit E        Payments.  This Exhibit specifies the
                                  royalties and NRE payable under this
                                  Agreement, and certain other financial terms.

                 Exhibit F        NEC End User License Agreement.  This Exhibit
                                  states the minimum terms to be included in the End User License Agreement to be distributed with the Embedded Licensed
                                  Technology.

  2.2     MODIFICATION AND INTERPRETATION OF EXHIBITS
          The Exhibits shall be kept up-to-date and modifications and additions thereto shall be executed as a result of agreed modifications and additions. All Exhibits shall be subject to the terms and conditions of this Agreement, unless otherwise provided in any such Exhibit. In the event of a conflict between the terms of a Exhibit and the terms of this Agreement, the terms of the Exhibit shall be given effect for the subject matter covered by that Exhibit.

  2.3     ENTIRE AGREEMENT
          This Agreement and the Exhibits hereto state the entire agreement between the Parties and supersede all prior communications, written or oral, between the Parties.

  2.4     SEVERABILITY

          If any provision contained in this Agreement is determined to be invalid or unenforceable, in whole or in part, the remaining provisions and any partially enforceable provision will, nevertheless, be binding and enforceable, and the Parties agree to substitute for the invalid provision a valid provision which most closely approximates the intent and economic effect of the invalid provision.

  2.5     WRITING.
          No amendment or modification of this Agreement may be made except by an instrument in writing signed by both Parties

3.        GRANT OF LICENSES.

          Subject to all the terms and conditions herein, GEOWORKS hereby grants to Licensee the following:

  3.1     OBJECT CODE DISTRIBUTION
          a worldwide, non-exclusive, non-transferable license, for the Term (Section 14.1) and subject to the terms of this Agreement, (i) to distribute the Embedded Licensed Technology in Object Code form only and (ii) to distribute the Licensed Technology in Object Code form (whether embedded or not) for use by end users who have previously purchased a royalty-bearing Product, for back up, warranty, maintenance, upgrade and version up purposes only. #####

  3.2     OBJECT CODE REPRODUCTION
          a worldwide, non-exclusive, non-transferable license, for the term of this Agreement, to make, and to have made by subcontractors in connection with their production for Licensee of the Product or Product components ##### exact copies of the Licensed Technology, in Object Code form only.

  3.3     SOURCE CODE

          3.3(a) a worldwide, non-exclusive, non-transferable license to copy and use the Source Code #####

          3.3(b) the license to exercise the rights set forth in subsections 3.1 (Object Code Distribution) and 3.2 (Object Code Reproduction) with respect to the Object Code versions of such modifications, #####.

  3.4     TOOLS AND PRODUCT MATERIALS





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
         a worldwide, non-exclusive, non-transferable, royalty-free internal license to use, copy and modify (including the right to extend such rights to Licensee's sub-contractors, subject to Section 15 hereof if applicable) the Tools and Product Materials identified in Exhibit A, for the purposes set forth in Section 3.3.; #####.

  3.5    TRADEMARKS
         a worldwide, non-exclusive, non-transferable, royalty-free license, for the term of this Agreement, to use GEOWORKS' trademarks and logos identified in Exhibit D solely for the purpose of marketing and distributing the Licensed Technology.

  3.6    NO IMPLIED LICENSES
         There are no implied licenses under this Agreement, and any rights not expressly granted to Licensee hereunder are reserved by GEOWORKS. Except as expressly provided above, Licensee may not authorize any other party to make copies of the Licensed Technology. Licensee agrees that it will not use, copy, distribute, modify or transfer the Licensed Technology except as expressly permitted in writing by GEOWORKS or otherwise in accordance with the terms of this Agreement.

4.       PROPRIETARY RIGHTS

  4.1    LICENSED TECHNOLOGY OWNERSHIP
         GEOWORKS warrants, and Licensee acknowledges and agrees, that GEOWORKS and GEOWORKS' licensers are and shall remain the owners of all intellectual property rights in and to the Licensed Technology. The terms "purchase", "sell," "sold" and "distributed," when used with respect to the Licensed Technology in this Agreement, refer only to the purchase, sale or distribution of a license to use the Licensed Technology.

  4.2    LICENSEE MODIFICATIONS TO LICENSED TECHNOLOGY
         #####

5.       DELIVERY OF THE LICENSED TECHNOLOGY AND ACCEPTANCE

  5.1    MARKETING REQUIREMENTS DOCUMENT
         NEC shall prepare and deliver to GEOWORKS a market requirements documents, #####

  5.2    SPECIFICATION
         The Product Specification, #####, shall be signed by both Parties and attached to Exhibit B of this Agreement. All modifications thereto shall be made by mutual agreement only and shall be confirmed in writing.

  5.3    DEVELOPMENT
         GEOWORKS agrees to perform the software development services which are necessary





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
         to cause the GEOWORKS Licensed Technology to conform to the Product Specification according to the schedule set forth in Exhibit B attached hereto.

  5.4    TESTING BY GEOWORKS
         GEOWORKS Licensed Technology will be tested by GEOWORKS in accordance with the mutually agreeable test plan to be included with the Product Specification. GEOWORKS will provide NEC with the test results together with the deliverables.

  5.5    DELIVERY
         #####

  5.6    TESTING BY NEC
         #####

  5.7    ACCEPTANCE
         The Licensed Technology will be deemed accepted ("Acceptance") on the earliest to occur of the following:

                 #####

6.       #####, UPDATES AND #####

  6.1    #####
         The Parties understand and agree that #####. GEOWORKS will, upon NEC's written request and mutual agreement of the Parties perform the modification work of the Licensed Technology in accordance with a product specification, a delivery schedule, acceptance criteria, non-recurring engineering ("NRE") payment terms, and other pertinent provisions, to be agreed upon by the Parties through mutual consultation in good faith.

  6.2    UPDATES
         GEOWORKS shall provide NEC written reports of the latest information concerning Updates from time to time, and upon NEC's request, deliver the Updates to NEC #####.

  6.3    #####
         #####

  6.4    COMPENSATION
         #####

  6.5    SUPPORT OF UPDATED TECHNOLOGY
         #####





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
  6.6    ##### TOOLS AND PRODUCT MATERIALS
         #####

7.       PAYMENTS

  7.1    ROYALTY PAYMENTS
         NEC agrees to pay to GEOWORKS royalty payments as set forth in Exhibit
         E. Such payments are due and payable within sixty (60) days after the close of the quarter in which Product Shipments occur.

  7.2    NOT FOR RESALE UNITS
         NEC will not incur any royalty payments for "not for resale" units of Product which are provided free of charge to third party end users or to a distributor or dealer of the Licensee, or used by Licensee solely for (i) demonstration and/or sales promotion purposes, (ii) testing purpose, and/or (iii) warranty or other customer support of the Product; or for the Product units returned by a distributor or dealer; provided, however, that a royalty payment will become due if and when Licensee receives a payment or other compensation for the delivery of any such Product units or Licensee uses such Product units for internal purposes other than those set forth in this Section.

  7.3    CONSIDERATION FOR SOFTWARE ADAPTATION
         In consideration for GEOWORKS' services in adapting its Licensed Technology to conform to the initial Product Specification, NEC shall pay to GEOWORKS the ##### expense set forth in Exhibit E. ##### If any change to the Product Specification requested by NEC causes an increase or decrease in the cost of development in the GEOWORKS, either Party may request the other Party to equitably adjust the NRE expenses, provided that no adjustment shall be made unless agreed in writing by the Parties on or before the date of written confirmation of the change of the Product Specifications by both Parties.

  7.4    TRAVEL REIMBURSEMENT
         #####

  7.5    CURRENCY
         All payments under this Agreement are to be made in U.S. dollars._@Any royalties that accrued in any currency other than U.S. dollars shall be converted to U.S. dollars at TTS exchange rate quoted by an authorized foreign exchange bank located in Tokyo, Japan on the last business day of the calendar quarter during which such royalties accrued.

  7.6    TAX, ETC.
         #####

  7.7     RECORDS





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
         NEC shall maintain complete and correct records establishing the amount of royalties due hereunder at least for a period of ##### after the occurrence of each event.

  7.8    REPORTS
         No later than sixty (60) days after the end of each quarter, NEC shall send to GEOWORKS a report stating the number of royalty-bearing units of Product Shipment during the quarter and amount of royalty due on each Product. No report shall be required if Licensee notify GEOWORKS that it discontinues the shipment of the Product and the amount of royalty due is zero. From time to time, GEOWORKS may request that Licensee provide such information as GEOWORKS may reasonably require in order to register and protect its trademarks and other intellectual property rights. #####.

  7.9    AUDITS
         During the term of this Agreement and for ##### after the later of (i) expiration or any termination of this Agreement, or (ii) the date on which Licensee last ships units of any Product in accordance with
         Section 14.4 (Limited Rights After Termination), an independent third-party representative of GEOWORKS, reasonably acceptable to NEC, upon reasonable notice and during NEC's normal business hours, shall have the right to conduct an audit of the relevant portions of NEC's books of account to verify the accuracy of the royalty report of NEC. Prompt adjustment shall be made for any over or under payments revealed by such audit(s), #####. Such audit(s) may be conducted no more than once in any twelve-month period. #####. All information obtained by GEOWORKS' independent third-party representative during any such audit shall be treated as Confidential Information as defined in Section 15 (Nondisclosure and Restricted Use). The auditor shall report to GEOWORKS only the result of the audit and shall not disclose any Confidential Information of Licensee.

8.       ADVERTISING, TRADEMARK USAGE/PROTECTION AND PUBLICITY

  8.1    CO-PROMOTION OF GEOWORKS
         #####

  8.2    LICENSEE-LABELED PRODUCTS
         GEOWORKS' name, logo and proprietary notices, in the forms provided in Exhibit D, will appear prominently, in a style, size and location reasonably determined by Licensee, on or in connection with all Licensee-labeled Products, as follows:

         #####

  8.3    PRIVATE LABELED PRODUCTS
         #####





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
  8.4    ACKNOWLEDGMENT OF NEC
         #####  Such approval may be given by the officer identified in Exhibit
         C. NEC shall review all such requests made by GEOWORKS under this Subsection without undue delay.

  8.5    PUBLIC RELATIONS PROGRAMS
         #####

  8.6 GEOWORKS PROMOTIONAL MATERIALS PACKED WITH THE LICENSEE-LABELED PRODUCT #####

  8.7    MARKETING PLANS
         #####

9.       CUSTOMER SUPPORT

  9.1    FIRST LEVEL CUSTOMER SUPPORT
         Licensee shall provide and/or shall require its Private Label customers to provide customer support for end users who acquire Product units, in accordance with Licensee's commercially reasonable and customary customer support practices. In the event that Licensee's customers first call GEOWORKS directly for technical support, GEOWORKS may refer such customers to Licensee. #####

  9.2    SECOND LEVEL CUSTOMER SUPPORT
         In the event that trained Licensee technical personnel are unable to answer the end users' questions regarding the Licensed Technology after using reasonable efforts, such technical personnel may contact GEOWORKS at its customer support center with respect to such technical support questions. #####

  9.3    TESTING EQUIPMENT
         During the development process, Licensee shall deliver to GEOWORKS ##### of the ##### Product, together with such special equipment and supplies as GEOWORKS may reasonably require and be accepted by Licensee, for the exclusive use in testing the operation of the Licensed Technology in the ##### Products.

         Upon the first commercial shipment of each Product, Licensee will deliver ##### of the release version of the Product, including all packaging and documentation included in the Product. GEOWORKS shall have and retain use of such Product units to meet its second-level support and Error-correction obligations under this Agreement, and in order to protect its trademarks and copyrights.

  9.4    ##### SALES
         #####





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
10.      MANUFACTURING RESPONSIBILITIES.

Licensee will manufacture accurate copies of the Licensed Technology in the Product, at its expense and responsibility. Any Product bearing a GEOWORKS trademark shall be manufactured in accordance with Licensee's customary quality control standards. Unless GEOWORKS otherwise agrees in writing, all of the Licensed Technology computer programs (including data files) identified in Exhibit A under the heading "Minimum Configuration" shall be loaded in the Product so that the Product meets the minimum requirements of the GEOWORKS operating system platform.

11.      GEOWORKS' INDEMNITIES

  11.1   INDEMNITY
         GEOWORKS shall defend and hold harmless Licensee, its Private Label customers, and their distributors and customers against, and pay any resulting awards and settlements arising from, any claim, demand, suit or action to the extent it alleges that the Licensed Technology, Product Materials, Tools or GEOWORKS trademarks ("Licensed Items") as supplied by GEOWORKS infringes upon any patent or trademark or copyright or trade secret or other intellectual property right of any third party, provided that (1) NEC promptly informs GEOWORKS in writing of any such claim, demand, action or suit, (2) GEOWORKS is given control over the defense thereof and NEC cooperates in the defense, at GEOWORKS' expense, and (3) Licensee will not agree to the settlement of any such claim, demand, action or suit prior to a final judgment thereon without the prior written consent of GEOWORKS, which consent will not be unreasonably withheld. Licensee shall have the right to select its own counsel to participate in any such defense, at Licensee's expense. GEOWORKS' indemnity obligations do not apply to
         (1) modifications to the Licensed Technology specified by NEC, if the modification causes an infringement without regard to the manner in which the modification is implemented by GEOWORKS (and provided, however, that GEOWORKS' indemnity obligations shall apply to infringements caused by the manner in which GEOWORKS implements such a modification), (2) modifications made to the Licensed Technology not by or for GEOWORKS, (3) distribution of a superseded infringing version of the Licensed Technology by Licensee after release by GEOWORKS (and acceptance by NEC, which acceptance shall not be unreasonably withheld or delayed) of a non- infringing version by GEOWORKS in accordance with Section 11.2 hereof (GEOWORKS' Rights), and (4) any use or combination of the Licensed Technology with any technology, software or hardware not supplied by GEOWORKS, if such alleged infringement would be avoided by use of the Licensed Technology alone or with other technology, software or hardware.

  11.2   GEOWORKS' RIGHTS
         If a claim, demand, suit or action alleging infringement is brought or GEOWORKS reasonably believes one may be brought, GEOWORKS shall be fully responsible and have the right at its entire expense to (1) modify the Licensed Technology to avoid the allegation of infringement, while at the same time maintaining compliance of the





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         Licensed Technology with the Product Specification, or (2) obtain for
         Licensee a license to continue to exercise the rights granted herein.

  11.3   LIMITATIONS
         #####

12.      NEC'S INDEMNITIES

  12.1   INDEMNITY.
         NEC shall defend and hold harmless GEOWORKS against, and pay any resulting awards and settlements arising from any claim, demand, suit or action to the extent it alleges that any Product embedding the Licensed Technology (excluding the Licensed Technology) infringes upon any patent or any trademark or copyright or trade secret or other intellectual property rights of any third party, provided that (1) GEOWORKS promptly informs NEC in writing of any such claim, demand, action or suit, (2) NEC is given control over the defense thereof and GEOWORKS cooperates in the defense at NEC's expense, and (3) GEOWORKS will not agree to the settlement of any such claim, demand, action or suit prior to a final judgment thereon without the written consent of NEC, which consent will not be unreasonably withheld. GEOWORKS shall have the right to select its own counsel to participate in any such defense at GEOWORKS' expense. NEC's indemnity obligations do not apply to (1) modifications made to the Product not by or for Licensee, and (2) any use or combination of the Product with any technology, software or hardware not supplied by Licensee, if such alleged infringement would be avoided by use of the Product alone or with other technology, software or hardware.

  12.2   LIMITATIONS
         #####

13.      ERROR CORRECTION

  13.1   TERM AND COST OF ERROR CORRECTION
         GEOWORKS shall provide Error correction, as set forth herein, at no charge for a period of ##### after Acceptance of the Licensed Technology. Thereafter during the term of this Agreement and ##### after the last delivery of any Update, upon the request of NEC, such Error correction will be provided in accordance with conditions to be agreed upon by the Parties.

  13.2   REQUEST FOR CORRECTION
         #####

  13.3   CLASSIFICATION
         Errors shall be classified as ##### as follows:





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
         #####

         GEOWORKS will have primary responsibility to classify the Errors and will inform NEC of the result of it classification without delay, provided that if NEC has a different opinion both Parties will consult each other in good faith to determine the classification of the Errors.

  13.4   TIMEFRAME
         GEOWORKS will respond to reports of suspected Errors as follows:

         #####

  13.5   DEFINITION OF ##### ERROR
         For purposes of this Section, an ##### Error is one specific Error #####. For this purpose, GEOWORKS may request that Licensee provide the information of its intended date of first commercial shipment, and Licensee agrees to respond to such requests with the information as is available without delay.

  13.6   LIABILITY FOR COST OF CORRECTION
         GEOWORKS shall be responsible for all internal engineering expenses incurred by GEOWORKS in connection with its correction of any Error. Licensee shall be responsible for all costs and expenses associated with Licensee's refund, recall, or replacement of any unit of any Product affected by any Error. #####

  13.7   DISCLAIMER OF IMPLIED WARRANTIES
         EXCEPT AS SET FORTH IN THIS AGREEMENT, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL IMPLIED WARRANTIES WITH RESPECT TO THE LICENSED TECHNOLOGY, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY EXCLUDED.

14.      TERM OF AGREEMENT AND TERMINATION

  14.1   TERM
         Unless terminated earlier in accordance with this Agreement, this Agreement shall begin on the Effective Date and shall continue to be effective for seven (7) years from the Effective Date and shall thereafter automatically be extended for succeeding every three (3) year periods unless either party gives to the other a written notice of termination at least one (1) year prior to the expiration of the original or extended term of this Agreement.

  14.2   TERMINATION FOR BREACH
         Each Party shall have the right to terminate this Agreement upon thirty (30) days prior





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
         written notice if the other Party is in breach of any material term of this Agreement and the breaching Party fails to remedy such breach within the thirty-day notice period.

  14.3   BANKRUPTCY
         Each Party shall have the right to terminate this Agreement immediately upon written notice in the event that the other Party becomes insolvent, files for any form of bankruptcy, makes any assignment for the benefit of creditors, or ceases to conduct business (other than in connection with an assignment permitted under Section
         18.1 (Assignment)).   Each Party acknowledges that if it is a
         debtor-in- possession, or if a trustee in bankruptcy in a case under the United States Bankruptcy Code rejects this Agreement or any agreement supplementary hereto, the other Party may elect to retain its rights under this Agreement and/or any supplementary agreement as provided in Section 365(n) of the United States Bankruptcy Code. Upon written request of the other Party to the bankrupt Party or the Bankruptcy Trustee, the bankrupt Party or such Bankruptcy Trustee shall not interfere with the rights of the other Party as provided in this Agreement and any supplementary agreement.

  14.4   LIMITED RIGHTS AFTER TERMINATION
         Upon any termination this Agreement due to the material breach by Licensee, all rights granted hereunder, including without limitation the licenses granted under Section 3 (GRANT OF LICENSES), shall terminate, as follows:

        14.4(a) INVENTORY: When this Agreement is terminated, Licensee may continue to distribute its on-hand inventory of Product units embedding the Licensed Technology in accordance with the terms and conditions of this Agreement for a period of ##### following such termination.

        14.4(b) USE AND PRODUCTION: Licensee will immediately cease all modification, copying, embedding and production of any additional copies of the Licensed Technology and any additional units of the Product as of the termination date and will cause any third parties who obtained from it the right to manufacture copies of the Licensed Technology or units of Product to do likewise.

        14.4(c) CUSTOMERS' RIGHTS: Any termination or expiration shall not affect any end user's rights to use Product units and shall further not affect the right of any non-affiliated third party who purchased units of Product from NEC to sell such units to its customers.

        14.4(d) RETURN OF MATERIALS: Within ##### of such termination or expiration (or immediately upon termination in the case of a termination for breach by Licensee), Licensee shall return all copies of the Licensed Technology then in its possession, including without limitation master diskettes and tapes, and user manuals. #####. Each Party shall destroy or return to the other all Confidential Information provided by the other Party, except that each Party may retain one





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
                    copy for archival purposes only, as a record of the confidential disclosures made to it under this Agreement. Within ##### of such termination or expiration, each Party shall confirm in writing to the other Party that all of the foregoing has been completed.

  14.5   PAYMENT
         Within ##### of such termination or expiration NEC shall pay to GEOWORKS any and all sums due under this Agreement.

15.      NONDISCLOSURE AND RESTRICTED USE

  15.1   CONFIDENTIAL INFORMATION
         In the course of performing this Agreement, each Party (the "Disclosing Party") may disclose to the other Party ("the Receiving Party") trade secrets and confidential and proprietary information of the Disclosing Party, (i) disclosed in written or other tangible form and clearly marked with a legend identifying it as confidential or,
         (ii) disclosed in verbal or visual communications with the identification of confidential at the time of such disclosure and within ##### after such verbal or visual disclosure is provided in written or other tangible form to the Receiving Party marked with such legend ("Confidential Information"). #####. Both Parties agree that all Confidential Information of the other Party shall be held in strict confidence, will not be disseminated or disclosed to any third party and will not be used by the Receiving Party for any purpose other than performing its rights under this Agreement without the express written consent of the Disclosing Party for ##### from the date of disclosure, #####. Both Parties agree to use at least the degree of diligence to protect the other Party's Confidential Information as a reasonably prudent technology company would normally use to protect any of its own trade secrets and other confidential information. #####. The provisions of this Section shall not apply to any information or materials:

                 (i) which are in the public domain at the time of disclosure to the Receiving Party or which thereafter enter the public domain through no action or inaction by the Receiving Party or its employees; or

                 (ii) which were in the possession of, or known by, the Receiving Party prior to its receipt from the Disclosing Party; or

                 (iii) which are rightfully disclosed to the Receiving Party by another party without restriction; or

                 (iv) which have been independently developed by the Receiving Party, provided that the persons developing the same have not had access to the Confidential Information furnished to the Receiving Party by the Disclosing Party hereunder; or

                 (v) which are required to be disclosed pursuant to law, provided, however, that a minimum of ##### written notice shall be provided by the Party intending to disclose in order to permit the other Party to take such action as it deems appropriate to prevent or limit such disclosure.

  15.2   RESTRICTED USE
         Without prejudice to the generality of the foregoing, each Party agrees not to use any of the Confidential Information or Licensed Technology of the other Party for any use or purposes except those expressly specified herein.

16.      LIMITATION OF LIABILITY

REGARDLESS OF WHETHER ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE, NEITHER PARTY TO THIS AGREEMENT SHALL BE LIABLE TO THE OTHER PARTY FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OR THE LOSS OF ANTICIPATED PROFITS ARISING FROM ANY PERFORMANCE OR BREACH OF THIS AGREEMENT BY SUCH PARTY EVEN IF NOTICE IS GIVEN OF THE POSSIBILITY OF SUCH DAMAGES.

17.      SOURCE CODE ESCROW

  17.1   APPOINTMENT
         Upon NEC's written request, the Parties will appoint a mutually agreeable escrow agent, and will execute an Escrow Agreement acceptable to both Parties and to the escrow agent.

  17.2   DEPOSIT
         If the Escrow Agreement is established, then, within thirty (30) days after Acceptance, and thereafter upon NEC's Acceptance of any Update, GEOWORKS will deliver to the escrow agent the most current copy of those portions of the Source Code of the Licensed Technology that have not already been made available to NEC under this Agreement, in a form which can be used by a technically competent computer programmer to edit, debug, modify and compile the programs. If third party hardware and/or software is needed to so edit, debug, modify or compile the programs, an identification of such hardware and/or software shall also be deposited.

  17.3   RELEASE FROM ESCROW
         The escrow agent will deliver the deposit to NEC upon: (a) the bankruptcy, liquidation or other permanent cessation of business by GEOWORKS (except in connection with an assignment permitted under Section 18.1 (Assignment)); (b) a finding of a court or arbitrator that GEOWORKS failed to cure a material breach of its obligations to correct Errors under Section 13 (Error Correction) within thirty (30) days after written notice of such breach from NEC, and a finding that delivery of the source code to NEC is thereby made necessary; or (c) other instructions signed by both parties.

  17.4   COST
         The expenses to be paid to the escrow agent shall be borne and paid by
         #####.

  17.5   CONDITIONAL LICENSE UPON RELEASE OF SOURCE CODE FROM ESCROW
         Upon release of the Source Code to NEC hereunder, Licensee shall have a nonexclusive, worldwide, perpetual license to use and modify the Source Code in order to correct Errors. Licensee shall treat the source code as confidential, and shall protect the Source Code from disclosure in the same manner and with the same level of care with which Licensee protects the Source Code to Licensee's proprietary products from disclosure.

18.      GENERAL

  18.1   ASSIGNMENT
         This Agreement may not be assigned in whole or in part by either Party without the prior written consent of the other Party; provided, however, that a successor in interest by merger, by operation of law, assignment or purchase of the entire business of either Party, shall acquire all interest and all obligations of such Party hereunder, without the necessity of obtaining prior written consent. Any prohibited assignment shall be null and void. The terms and conditions of this Agreement shall be binding upon and enforceable by the successor and permanent assigns of either Party.

  18.2   GOVERNING LAW; ARBITRATION
         This Agreement will be governed and interpreted in accordance with the laws of the State of California, U.S.A., except for that body of law pertaining to conflicts of law, but excluding the Convention on Contracts for the International Sale of Goods. All disputes arising in connection with this Agreement shall, unless amicably settled by the parties, be finally settled by arbitration under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with the Rules. The place of arbitration shall be, unless otherwise agreed between the parties, the country and the city in which the respondent has its principal place of business. Judgment upon the award rendered may be entered in any Court having jurisdiction or application may be made to such Court for a judicial acceptance of the award and an order of enforcement, as the case may be. All the arbitrators shall be conversant in the English language, and all proceedings shall be conducted and all documentary evidence shall be presented in English. Notwithstanding the foregoing, either party may request injunctions, seizure orders, writs of attachment, and other extraordinary remedies from any court having jurisdiction in the case of an actual or threatened infringement of such party's patents, copyrights, trademarks, trade secrets or other intellectual property rights by the other party. The filing of a proceeding for such extraordinary remedies shall not constitute a waiver by the filing party of the right to compel arbitration of all demands for other remedies.

  18.3   CHOICE OF LANGUAGE
         The original of this Agreement has been written in English and English is the governing language of this Agreement.

  18.4   INDEPENDENT CONTRACTORS
         Each Party will be deemed to have the status of an independent contractor towards the other Party, and nothing in this Agreement will be deemed to place the Parties in the relationship of employer-employee, principal-agent, partners or joint ventures.

  18.5   ATTORNEYS' FEES
         #####

  18.6   WAIVER
         The failure of either Party to enforce any provision of this Agreement shall not be deemed a waiver of that or any other provision of this Agreement.

  18.7   FORCE MAJEURE
         Neither Party will be deemed in default of this Agreement to the extent that performance of its obligations is delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of government, or any other cause beyond the control of such Party ("Force Majeure"), provided that such Party gives the other Party written notice thereof promptly and uses its good faith efforts to cure the breach. In the event of such a Force Majeure, the time for performance or cure will be extended for a period equal to the duration of the Force Majeure but not in excess of six (6) months.

  18.8   NOTICES
         Notices to either Party shall be in writing, in the English language, and shall be deemed delivered when served in person or two business days after being dispatched by an internationally recognized express courier service, and delivered to the addresses set forth in Exhibit
         C. A Party may change its address for purposes of receiving notices by giving notice of the change to the other Party.

  18.9   SURVIVAL
         The rights and obligations under Sections 3 (GRANT OF LICENSES) (except in the case of termination by GEOWORKS due to material breach by NEC), 4 (PROPRIETARY RIGHTS), 7 (PAYMENTS), 9.1 (First Level Customer Support), 10 (MANUFACTURING RESPONSIBILITIES), 11 (GEOWORKS' INDEMNITIES), 12 (NEC'S INDEMNITIES), 13. (ERROR CORRECTION), 14.4 (Limited Rights After Termination), 15 (NONDISCLOSURE AND RESTRICTED
         USE), 16 (LIMITATION OF LIABILITY), and 18 (GENERAL) shall survive the expiration and any termination of this Agreement.

  18.10  COMPLIANCE WITH LAWS

         Both Parties agree to comply with all applicable laws and regulations in performing their duties hereunder. Both Parties understand that the Licensed Technology may be restricted by the governments of the United States and/or Japan from export to certain countries and each Party agrees that it will not distribute or reexport directly or indirectly, the Licensed Technology, or its direct product, in any way which will violate any of the export control laws or regulations of the United States or Japan, or to any prohibited country under such laws and regulations.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

GEOWORKS                               NEC CORPORATION

-----------------------------------    -----------------------------------
Signature                              Signature

         Leland J. Llevano             Takashi Hiyama
-----------------------------------    -----------------------------------
Print Name                             Print Name

                                               General Manager,
Title    Vice President                Title   Mobile Communications Division
-----------------------------------         -------------------------------

Date     Sep 9, 1996                   Date    Sep 5, 1996
-----------------------------------        --------------------------------

                                   EXHIBIT A
                   IDENTIFICATION OF THE LICENSED TECHNOLOGY

A.       OPERATING SYSTEM

#####

B.       APPLICATIONS #####

#####

C.       PRODUCT MATERIALS

#####

D.       TOOLS #####

#####

E.       THIRD PARTY TECHNOLOGIES SUB-LICENSED TO NEC BY GEOWORKS #####

#####

F.       MINIMUM CONFIGURATION

The following is a preliminary identification of the GEOS files that must be present in a GEOS-based Product in order to meet the minimum configuration requirements of the platform:

The following libraries must be present in any GEOS-based Product:

         #####
Currently each GEOS Product must also contain the following:

#####

                                   EXHIBIT B
                            THE NEC "#####" PROJECT

1.       Product Definition

         ##### Product is a ##### and communication device initially designed for #####.

2.       Product Specification

         2-1 ##### Product Specification                    To be attached
         2-2 Licensed Technology Specification              To be attached

3.       GEOWORKS' Testing Plan

         To be determined in Product Specification

4.       NEC's Testing Plan

         To be determined in Product Specification

5.       NEC's Coding Responsibilities

         #####

         End User Documentation

6.       Timetable

         #####

* The terms "Pre-Alpha," "Alpha," "Beta" and "Final" are to be defined by the Parties in the Product Specification.

7.       NEC Proprietary Elements:

a)       Program Modules

         The following specific program modules, if developed by NEC, shall be NEC Proprietary Elements:

         #####

b)       ##### Look and Feel and Specific UI Library

#####

c)       GEOWORKS' Retained Rights

GEOWORKS retains ownership of all intellectual property rights in ##### User Interface.

Subject to item a) and b) above. GEOWORKS retains ownership of all intellectual property rights in ideas, methods, programming routines and subroutines, algorithms, screen handling techniques, I/O techniques and similar reusable elements, which are included in the ##### Specific UI Software Library furnished by GEOWORKS hereunder (the "Incorporated Procedures").

The licenses granted to NEC in Section 3 (GRANT OF LICENSES.) shall include a perpetual, world-wide, non-transferable license to include the ##### User Interface and the Incorporated Procedures in any Product.

                                   EXHIBIT C
                             ADDRESSES FOR NOTICES




GEOWORKS' ADDRESS                      NEC'S ADDRESS
960 Atlantic Avenue                     #####
Alameda, CA  94501  U.S.A.


GEOWORKS' TELEPHONE NUMBER             NEC'S TELEPHONE NUMBER

+1 510 814 1660                         #####


GEOWORKS' FACSIMILE NUMBER             NEC'S FACSIMILE NUMBER
+1 510 814 4250                         #####


GEOWORKS' NOTICE RECIPIENT             NEC'S NOTICE RECIPIENT
Leland J. Llevano                       #####
Vice President, Strategic Partnerships

copy to
Jordan J. Breslow
GEOWORKS General Counsel

GEOWORKS OFFICER FOR APPROVALS         NEC OFFICER FOR APPROVALS
Leland J. Llevano                       #####
Vice President, Strategic Partnerships

                                   EXHIBIT D
              GEOWORKS TRADEMARKS, LOGOS AND PROPRIETARY MARKINGS

 [Not all marks are available in all countries]

1.  Trademarks

GEOWORKS(R)
GEOS(R)
#####

2.  Company Name

GEOWORKS

3.  Logos


[LOGO]

[LOGO]


4.  Proprietary Markings  [preliminary list]

                 A.  For Documentation

                 GEOWORKS(R) application software and GEOS(R) operating system software copyright (C) 1990-1996 GEOWORKS. All rights reserved. United States Patent 5,327,529.

                 #####

                 [Final list of trademark references to be determined when Product Specifications are complete]

                 GEOWORKS(R), GEOS(R) the GEOS logo are Trademarks of GEOWORKS in the United States of America and other countries.

                 #####

                 All other brand and product names are trademarks or registered trademarks of their respective holders.

                 #####


                 B.               For Screen Display:

                 [subject to technical feasibility given small screen size]:

                 Copyright (C)1990-1996 GEOWORKS.  United States Patent
                 5,327,529.

5. GEOWORKS encourages Licensee to incorporate the following copy right notice on Screen Display, provided that such incorporation shall be Licensee's discretion. [GEOWORKS to request appropriate modification of notice requirements from third parties, as necessary]

                 #####

                                   EXHIBIT E
                                  NEC PAYMENTS

1.  ROYALTIES:

NEC will pay GEOWORKS a royalty for each Product Shipment, net of returns (excluding "Not For Resale Units" under Section 7.2).

         1.1     Rate of Royalties

The rate of royalty will be the following ##### of each Product, or following #####:

#####
#####
#####

         1.2  Updates

For purposes of this per-unit royalty provision, a Major Update is one which introduces significant new functionality. A Minor Update is one which incrementally improves the operating system, but does not add significant new functionality. #####

#####

Notwithstanding the provisions of item 1.1 above, the Parties agree that #####.

2.   #####

2.1 ##### NEC shall have the right to have an independent auditor from time to time audit GEOWORKS' compliance with this provision, and GEOWORKS shall grant such auditor confidential access to other license agreements and corresponding files. The auditor shall report to NEC only the compliance or non-compliance of GEOWORKS. #####.

2.2 If, within #####, any third party OEM customer of GEOWORKS commences commercial shipment in Japan of a ##### and is based upon the Licensed Technology or Minor Update (not including Major Update and not including #####), #####



3. #####

If the total amount of per-unit royalties during the period from the ##### occurs does not equal #####, the balance will be paid by NEC within sixty (60) days after the end of such period. #####.

4. #####FEES

NEC will pay to GEOWORKS a ##### fee ##### for GEOWORKS' development under this Agreement. Said fee shall be payable as follows:

         #####

                                   EXHIBIT F

                  MINIMUM TERMS OF END USER LICENSE AGREEMENT

1. Statement of end user's acceptance of software license and of end user's right to return for refund if terms not acceptable

2.       Copying and installation:

         a) For the software to be used on the Product, limited to one Product and one archive copy

         b) For the software to be used on the connected PCs, limited to two (2) PCs and one archive (if feasible)

3.       Decompilation, reverse engineering prohibited

4. U.S. Government restricted rights notices to be included (in U.S. jurisdiction only)

5.       Export law notices to be included

6. Warranty limited to replacing defective media. All other express and implied warranties are disclaimed

7.       Licensee's (or Private Labeled customer's) standard Limitation of
         Liability